EXHIBIT 32.1
Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section
906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Neil Scheckter, the Chief Executive Officer and Chief Financial Officer of GS Valet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.             The Annual Report on Form 10-K for the year ended September 30, 2012 (the "Report") of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 21, 2012	By:	/s/ Neil Scheckter
Name: Neil Scheckter
Title: Chief Executive Officer and Chief Financial Officer